FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial expenses:
Interest, bank charges and fees	$ (1,826)	$ (2,512)	$ (1,770)
Forgiveness Gain	2,312	0	0
Change in Fair value of derivative warrants liabilities	798	2,313	0
Exchange differences, net	(264)	(464)	19
Total financial income(expenses), net	$ 1,020	$ (663)	$ (1,751)